ACHAOGEN

Corporate Presentation
Nasdaq: AKAO

April 2016

Forward Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, potential market size, commercial opportunity and market share, availability and potential sources of funding, clinical trial results, product approvals and regulatory pathways, research and development costs, timing, strategies for completion and likelihood of success for our business activities, including in particular our Phase 3 plazomicin trials, EPIC (Evaluating Plazomicin in Complicated UTI) and CARE (Combating Antibiotic Resistant Enterobacteriaceae), plans and objectives of management for future operations, and future results of current and anticipated products, are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission and our future periodic reports on Form 10-K or Form 10-Q. Except as required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation concerns drugs that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). It is currently limited by Federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated.

Achaogen Inc.

Achaogen is a clinical-stage biopharmaceutical company committed to the discovery, development, and commercialization of novel antibacterials to treat multi-drug resistant, or MDR, gram-negative infections.

- Began operations in 2004
- South San Francisco, CA
- ~65 employees
- NASDAQ (AKAO)

- Core Values
  - Integrity
  - Accountability
  - Transparency
  - Scientific Rigor
  - Drive

- Market Cap, April 1: $50 million
- Cash: $59 million (12/31/15)
- Pipeline Programs: Plazomicin P3
  LpxC research
  Antibody research



Late Stage Company Developing Novel Antibacterial Medicines

Differentiated Lead Product	Plazomicin: Superior potency against Carbapenem-Resistant Enterobacteriaceae (CRE) infections
Clear Path to Market	Single Phase 3 trial required for U.S. approval ➢ EPIC cUTI/AP LPI anticipated 2016, top-line data accelerated to Q1 2017, NDA expected 2H 2017
Significant Commercial Opportunity	Large and growing patient population with high unmet need, strong physician interest, value-based pricing potential
Exciting Discovery Programs	Targeting drug resistant gram-negative bacterial infections
Leveraging Non-dilutive Funding	$104 million BARDA contract to develop plazomicin

Achaogen Leadership Team



Kenneth Hillan, MB, ChB
President and Chief Executive Officer
Genentech · Roche



Blake Wise
Chief Operating Officer
Genentech · Roche



Ian Friedland, MD
Chief Medical Officer
Cubist · Calixa Therapeutics · Merck

Extensive background in drug discovery, development and commercialization



Lee Swem, PhD
Vice President, Head of Research
Genentech · Princeton University



Zeryn Sarpangal
Vice President, Human Resources and Corporate Affairs, Principal Financial Officer
Goldman Sachs · McKinsey&Company

Achaogen Pipeline Opportunity


Product Candidate
Discovery
Preclinical
Phase 1
Phase 2
Phase 3
Plazomicin
EPIC (Evaluating plazomicin in cUTI)
(complicated Urinary Tract Infection)
CARE (Combating Antibiotic Resistant Enterobacteriaceae)
(serious bacterial infections due to CRE *)
LpxC Inhibitors
Pseudomonas aeruginosa
Antibacterial Antibody
Target MDR ** gram-negative
Additional Gram Negative Targets
Target MDR ** gram-negative

* CRE carbapenem-resistant Enterobacteriaceae
** MDR multi-drug resistance

Unmet Medical Need

Multi-Drug Resistant (MDR) Bacteria Spread Rapidly Rendering Traditional Therapies Less Effective

2000 | 2005 | 2014

Klebsiella pneumoniae

(MDR = Resistant to 3rd-generation Cephalosporins, Fluoroquinolones and Aminoglycosides)



Escherichia coli

(ESBL = represented by resistance to 3rd-generation Cephalosporins (R+I))



Percentage resistance

- < 1%
- 1 to < 5%
- 5 to < 10%
- 10 to < 25%
- 25 to < 50%
- ≥ 50%
- No data reported or less than 10 isolates
- Not included

Carbapenems are the last line of defense and increasingly used against MDR infections

Rapid Spread of MDR E. coli in E.U. ECDC, EARS-Net, 2012, http://ecdc.europa.eu/en/activities/surveillance/EARS-Net/database/Pages/map_reports.aspx

Prevalence of ESBL and CRE are High and Increasing; Mortality in CRE is up to 50%

ESBL+ Enterobacteriaceae by region
(n=48,878; 2011-2013)



45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
% of isolates
USA
Greece
Italy
Turkey
Spain
Brazil
Latin America excluding Brazil
Western Europe
Eastern Europe
China
Asia-W. Pacific excluding China

- ESBL+ isolates represent *K. pneumoniae (n=3,327)*, *K. oxytoca (n=287)*, *P. mirabilis (n=290)*, *E. coli (n=3,917)*, and other Enterobacteriaceae species (n=48) from 2011–13 JMI SENTRY surveillance. Total isolates collected included 48,878 Enterobacteriaceae from patients with BSI (12,686; 26.0%), HAP (10,034; 20.5%), IAI (1,857; 3.8%) and UTI (9,634; 19.7%) (Achaogen data on file)

Carbapenem Resistance in *Klebsiella* spp.



Percentage of Isolates Nonsusceptible
70%
60%
50%
40%
30%
8%
6%
4%
2%
0%
Greece1
EU-52
US3
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Mortality rates for BSI infections due to CRE as high as 50% according to CDC

1. Greece ECDC EARS-Net, http://ecdc.europa.eu/, 2015 (*Klebsiella pneumoniae*)
2. EU-5 Population-weighted average, calculated from:
   - Resistance: ECDC EARS-Net, http://ecdc.europa.eu/, 2015 (*Klebsiella pneumoniae*)
   - Population: Eurostat, http://ec.europa.eu/eurostat, 2015
3. US Curve extrapolated from multiple data sources:
   - **2004-2010:** The Surveillance Network database–USA as published in Braykov et. al., 2013 (*Klebsiella pneumoniae*)
   - **2011:** Antimicrob Agents Chemother. 2013 Apr;57(4):1982-8. (*Klebsiella* spp.; 2011 data point represents combined data from isolates collected in 2010 and 2011)
   - **2012:** ICAAC 2013, poster C2-1630 (*Klebsiella pneumoniae*)
   - **2014:** JMI Laboratories, surveillance conducted for Achaogen (*K. pneumoniae*)

ACHAOGEN

Need for New Treatments for Multi-Drug Resistant Infections is Critical

Antibiotic Class	Multi-drug resistant (MDR): Extended Spectrum β-lactamase (ESBL) producers	Multi-drug resistant (MDR): Carbapenem Resistant Enterobacteriaceae (CRE)
Aminoglycosides	✗	✗
Fluoroquinolones	✗	✗
Cephalosporins	✗	✗
Carbapenems	✓	✗

✗ Inactive vs. high % strains
✓ Active vs. high % strains

Projected Human and Economic Costs of Antimicrobial Resistance are Significant



Estimated Annual Rates of Major Causes of Death*
Cancer
Diabetes
Diarrhoeal disease
Car accidents
Antimicrobial resistance
Measles
Cholera
Tetanus
Cause of Death
0
1
2
3
4
5
6
7
8
9
10
Annual Deaths (millions)
Current Annual Rate
Annual Rate in 2050

By 2050, Antimicrobial Resistance (AMR) is projected to result in ~10 million deaths/year, and a global GDP loss > $100 trillion

*Review on Antimicrobial Resistance. *Antimicrobial Resistance: Tackling a Crisis for the Health and Wealth of Nations.* 2014.

Plazomicin Overview

Plazomicin: A Next Generation Aminoglycoside Being Developed for the Treatment of MDR Enterobacteriaceae

- Unique: the **only aminoglycoside** engineered to overcome AMEs (aminoglycoside modifying enzymes) that inactivate existing aminoglycosides
- AMEs co-travel with other resistance mechanisms, including β-lactamases and carbapenemases
- Rapidly bactericidal
- Potent activity against:
  - ✓ ESBL-producers
  - ✓ CRE
  - ✓ Aminoglycoside-resistant isolates



AMEs
AMEs
AMEs
AMEs
AMEs
HO
H
N
6'
4'
O
3'
NH2
O
NH2
HO
O
N
H
OH
NH2
O
HO
2"
HN
CH3
OH
CH3

Plazomicin has potent activity against MDR Enterobacteriaceae, including ESBL-producers and CRE strains

Plazomicin Exhibits Superior *In Vitro* Potency Against CRE Relative to Other Antibiotics

In vitro Activity vs. Clinical Isolates of CRE

Compound	Class	N	MIC_{50} (µg/ml)	MIC_{90} (µg/ml)
Plazomicin	**Aminoglycoside**	**983**	**0.5**	**2**
Gentamicin	Aminoglycoside	978	4	>64
Amikacin	Aminoglycoside	983	32	64
Ciprofloxacin	Fluoroquinolone	822	8	8
Ceftazidime	Cephalosporin	498	64	64
Piperacillin/tazobactam	Penicillin/Beta-lactamase inhibitor	756	>64	>64
Tigecycline	Glycylcycline	804	1	4
Colistin/polymyxin B	Polymyxin	877	1	8

Susceptible (blue): Gentamicin MIC_{50}, Tigecycline MIC_{50}, Colistin/polymyxin B MIC_{50}

Non-Susceptible (grey): all other comparator values

- CLSI 2012 susceptibility criteria were used except for tigecycline and colistin, for which EUCAST 2013 criteria were used because CLSI criteria were not available. Isolates selected had an MIC≥2 µg/mL for any type 2 carbapenem, a value defined as non-susceptible for this class according to CLSI.
- Data includes clinical isolates from six studies: 1) Galani *J Chemother* 2012;**24**:191-4, 2) Livermore *J Antimicrob Chemother* 2011;**66**:48-53, 3) Endimiani *J Antimicrob Chemother* 2010;**65**:2123-7, 4) Landman, *Antimicrob Agents Chemother* 2009;**53**:4504-7, 5) Olaflisoye *IDSA* 2014:E-1168B, 6) Rodriguez-Avial *ECCMID* 2014:P1682

Clinical Cure and Microbiological Eradication Rates Similar to Active Comparator in Phase 2 cUTI Study



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% Patients with favorable Response
67%
71%
66%
86%
89%
81%
Clinical Cure (MITT)
Microbiological Eradication (ME)
Plazomicin 10mg/kg
Plazomicin 15mg/kg
Levofloxacin 750mg

MITT: modified intent to treat population;
ME: microbiologically evaluable population

Riddle, et al. 52nd Interscience Conference on Antimicrobial Agents and Chemotherapy. 2012. Poster L2-2118a

- Eradication rates also similar to historical rates for other drugs, including carbapenems
- Similar adverse event rates across plazomicin and levofloxacin arms
  No drug-related SAEs in the plazomicin arm

ACHAOGEN

Protocol: Multi-national, randomized, double-blind study in cUTI/AP
Study Drugs: Plazomicin (10 or 15 mg/kg) vs. levofloxacin (750 mg)
N = 145 patients

Plazomicin Differentiated From Late Stage Competitors: Broad CRE Coverage, CRE Clinical Data in BSI and Pneumonia, and Once/Day Dosing

Antibiotic Class	Drug / Company	Product Combination	Status	Mechanism Coverage			CRE Trial	Dosing	Indications
				KPC	MBL	OXA-48			
Aminoglycoside	**Plazomicin** / Achaogen	N/A	Phase 3	✓	✓	✓	✓	IV 1x/day 30min infusion	cUTI CRE: BSI & HAP/VAP
β-lactam/ β-lactamase Inhibitor combinations	**Avycaz /** Allergan and AZ	**(ceftazidime + avibactam)**	Marketed	✓	✗	✓	✗	IV 3x/day 2hr infusion	*Label:* cUTI, cIAI *Development:* HAP/VAP
	Carbavance / The Medicines Company	**(meropenem + RPX-7009)**	Phase 3	✓	✗	✗	✓	IV 3x/day 3hr infusion	cUTI CRE: mixed infections
	Relebactam + imipenem / Merck	**(imipenem / cilastatin + relebactam)**	Phase 3	✓	✗	✗	✓	IV 4x/day	HAP/VAP CRE: mixed infections

"[Beta-Lactam combinations] are important for treatment of serious gram-negative infections, but resistance is increasing. New β-lactamase inhibitor combination drugs in development have the potential to overcome some, but not all, of resistance from the most potent β-lactamases such as those found in CRE."

--CDC Antibiotic Threat Resistance Report 2013

"Whenever a new modified beta-lactam compound is developed that shows activity against bacterial infections, the bacteria fight back and evolve new enzymes to inactivate the new compound."

--Source: Canadian Antimicrobial Resistance Alliance, http://www.can-r.com/mediaResources/ESBL%20Resistance.pdf

Plazomicin Registration Pathway

Clear Registration Path Based on EPIC Study in cUTI; Timeline Accelerated, Topline Data in Q117

2016	2017	2018

EPIC

EPIC (cUTI)
Registration Study

- 2016 LPI
- Q1 '17 Topline Data
- 2H '17 NDA Submission
- 2018 LAUNCH

COMBATING ANTIBIOTIC-RESISTANT ENTEROBACTERIACEAE

CARE
(CRE Infections)

- 1H '17 Topline Data Include with EPIC NDA

"MDR gram-negative infections are an increasing worldwide problem. We need new antimicrobials for treatment as the current armamentarium is sparse and/or toxic. If plazomicin shows a good safety profile and demonstrable efficacy, the field will be significantly advanced."

- Robert Salata, MD, FACP, FIDSA, Case Western Reserve University

Pivotal Phase 3 EPIC cUTI Study:
Randomized, double blind comparator controlled with oral step-down option



Signs / symptoms of cUTI, including AP
Plazomicin 15mg/kg IV QD
1:1 N~530
Meropenem
Levofloxacin
Primary Endpoint
Microbiological eradication + clinical cure

- Single global Phase 3 trial for U.S. approval agreed with FDA
- 15% non-inferiority margin agreed with FDA
- U.S. label anticipated to be favorable:
  - Limited use statement → supports value-based pricing and usage in patients with MDR infections
  - In vitro potency vs. MDR isolates expected in label → supports promotional efforts directed toward patients with MDR infections
  - Enrollment commenced Q1 2016; expect to complete enrollment by year-end 2016
  - Top-line data expected Q1 2017

Phase 3 CARE CRE Study

Important clinical data in patients with CRE infections

Cohort 1: BSI, HABP or VABP

Presumed or Documented CRE Infection
(Bloodstream Infection or Pneumonia)

1:1 randomization to:
- **Plazomicin-based regimen**
- **Colistin-based regimen**

Primary Endpoint
- 28 day mortality plus severe disease related complications

Secondary Endpoints

Safety

Pharmacoeconomic Assessments

Pathogen-specific, randomized, open-label, active comparator controlled

Cohort 2: BSI, HABP, VABP, cUTI or AP

Presumed or Documented CRE Infection
(Broader eligibility criteria, not eligible for Cohort 1)

→ **Plazomicin-based regimen**

Additional Clinical Endpoints
- Efficacy
- Safety
- Pharmacokinetics
- TDM

CARE study expected to enroll up to 100 patients;
Data to be submitted with EPIC NDA filing

COMBATING ANTIBIOTIC-RESISTANT ENTEROBACTERIACEAE

Commercial Opportunity Overview

Several Factors Drive Commercial Opportunity for Plazomicin

- ✓ Significant unmet need in a substantial and growing population of patients with MDR/CRE infections
- ✓ Plazomicin is well-differentiated from current and emerging treatment options
- ✓ Strong physician interest in prescribing plazomicin based on EPIC and CARE
- ✓ Plazomicin well-positioned for value-based pricing
- ✓ U.S. market can be pursued with an efficient commercialization strategy due to CRE hot spot concentrations

Estimated 2 Million Days of Potential Opportunity for Plazomicin in CRE Infections

Total Inpatients*

12.0 M



Pneumonia
2.5 M
BSI/
Sepsis
2.3 M
UTI
7.1 M

Confirmed CRE Opportunity

X **~1%** Confirmed CRE = **~150 K** CRE cases X **5-14** Days of Therapy = **~1MM** Days of Therapy

Suspected CRE Opportunity

X **~2 %** Suspected CRE Treatments = **~280 K** Suspected CRE Treatments X **1-3** Days of Therapy = **~.5MM** Days of Therapy

~1.5MM
Total Days of Therapy

Sources: Decision Resources, Arlington Medical Resources, primary literature, CDC & ECDC, TSN Surveillance Network, TEST Surveillance Database, and company internal analysis

*US and EU-5 Estimated Inpatient Cases in 2015

Significant Growth Projected in CRE Population


Projected Rise in Confirmed CRE Population
(US + EU-5)
Intra-Abdominal Infections
UTI
Pneumonia
BSI + Sepsis
Hospital Treated Infections
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025


CRE Rate for Key Hospital-Treated Infection Types*
(US + EU-5)
Percent Carbapenem Non-susceptible
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

CRE rate based on trends in resistance to cephalosporins among same pathogens, KOL input, CRE case studies in high resistance countries

Decision Resources, Arlington Medical Resources, primary literature, TSN (CDDEP.org), ECDC EARS-Net, JMI (including MYSTIC, SENTRY, surveillance conducted for Achaogen), TEST surveillance database, CDC, and company internal analysis

ACHAOGEN

* BSI + Sepsis, Pneumonia, UTI, Intra-abdominal Infections

Strong Physician Interest in Prescribing Plazomicin for Both Confirmed and Suspected CRE

Confirmed CRE



Physician Market Share Estimates
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
cUTI
BSI
Pneumonia
EPIC
EPIC + CARE*

Suspected CRE



Physician Market Share Estimates
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
cUTI
BSI
Pneumonia
EPIC
EPIC + CARE*

*Addition of CARE data from smaller study with directional outcomes

ACHAOGEN

2015 AKAO Quantitative Market Research Survey with Infectious Disease physicians (n=100)
2016 AKAO Qualitative Research With Infection Disease and Critical Care Physicians (n=23)

Approximately 50 to 70% of Plazomicin Use in CRE is Anticipated to be Combination Use



Physician Adoption Estimates
Percent of Plazomicin Use
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
9%
40%
51%
20%
42%
39%
24%
44%
33%
UTI
BSI
Pneumonia
Plazomicin combination with Avycaz
Plazomicin combination
Plazomicin single agent

2015 AKAO Quantitative Market Research Survey with Infectious Disease physicians

Plazomicin has Opportunity to Take Unique Market Position as the Drug of Choice for Combo Therapy

- *Only* aminoglycoside engineered to overcome common resistance mechanisms
- Positioned well for combination therapy
  - Add to empiric regimen to provide coverage vs. suspected CRE
  - Part of combination therapy for confirmed CRE infections
- Scientific rationale for combination
  - Aminoglycosides and beta-lactam antibiotics show *in vitro* synergy
  - Combination therapy is standard of care for CRE and may provide better outcomes than monotherapy
  - Plazomicin part of a combination regimen in CARE



Plazomicin
+
Cephalosporin or BL/BLI
Pip / Tazo
Cefepime
Ceftazidime
Avycaz
Carbavance
Relebactam/ Imipenem
+
Carbapenems
Meropenem
Imipenem
Doripenem
+
Others
Tigecycline
Eravacycline

Plazomicin is Well-Positioned for Value-Based Pricing With cUTI Label

Limited Therapeutic Options	• No agents approved for CRE infections of any type and few drugs retain in vitro potency
High Unmet Medical Need	• Limited use label supports usage in patients with highest unmet need • CRE infections are associated with significant morbidity and mortality[1]
Recent Precedent	• Avycaz™ (ceftazidime-avibactam) launched in February 2015 at a wholesale acquisition cost (WAC) of $855/day[2]
Strong Value Story	• Incremental costs associated with treating MDR gram-negative infections are substantial[3] • Effective CRE therapies have potential to yield cost savings • Containment of CRE likely to yield additional cost savings

1. ICAAC 2015, Poster L-353, Alexander et al., The Medicines Company
2. For use in cUTI and cIAI patients, 5-14 day course of treatment
3. De Angelis, J Med Microb Diagn. 2014, 3:1.

Discovery Engine

Preclinical programs targeting antibiotic resistant gram-negative bacterial infections

- LpxC inhibitor
- Antibody program

LpxC Inhibitors: Novel Mechanism of Action With Significant Potential

- New class of bactericidal antibiotics
  - LpxC is an essential enzyme required for outer membrane synthesis in gram-negative bacteria
  - Potent activity vs. *P. aeruginosa*
  - No pre-existing resistance
- Lead candidates currently undergoing preclinical evaluation
  - Supported by NIAID contract award for up to $5M

***In vitro* Activity vs. Clinical Isolates of *P. aeruginosa* (n=998)**

Compound	MIC_{50} (µg/ml)	MIC_{90} (µg/ml)
ACHN-975	0.25	1
Tobramycin	1	>32
Ciprofloxacin	0.5	>4
Ceftazidime	8	>32
Imipenem	2	>16
Colistin	1	4

Susceptible (blue) / Non-Susceptible (gray)

R. Badal *ICAAC 2013*, poster # E-614

Therapeutic Antibody Program

- Initial target candidate profile: Monotherapy treatment for serious gram-negative infections
- Hypothesis-driven approach focused on functionally important targets on the bacterial cell surface (targets not being disclosed at this time)
- Potential benefits:
  - Direct bacterial killing
  - Favorable safety profile typically associated with monoclonal antibodies
  - Antibody PK profile with a half-life that could support a single-dose cure



Corporate Profile

Financial Snapshot

- IPO in March 2014 (NASDAQ: AKAO)
- Market capitalization as of April 1: $50 million
- Cash, cash equivalents, short-term investments at 12/31/15: $59 million
- Non-dilutive funding opportunities
  - BARDA funding of $104 million for current plazomicin development
    - $27 million remaining under current BARDA contract at 12/31/15
    - Additional BARDA funding potential with exercise of Option 3 in 2016
  - NIAID funding up to $5 million for current research programs
- $25 million debt agreement completed with Solar Capital*
- Research coverage
  - Ritu Baral (Cowen and Company); Alan Carr (Needham); Katherine Xu (William Blair); Edward Nash (SunTrust); Heather Behanna (Wedbush); Kevin Kedra (Gabelli and Company)

*$15 million received; potential for additional $10 million if certain funding conditions met

Anticipated Milestones 2016-2017


EPIC Enrollment Progress
BARDA Option 3 Award
CARE Cohort 2 Data Published
EPIC Fully Enrolled
EPIC Top-line Data
CARE Top-line Data
Small Molecule or mAb IND(s)
Plazomicin NDA
2016
2017

Achaogen: Late Stage Company Developing Novel Antibacterial Medicines

Differentiated Lead Product	Plazomicin: Superior potency against Carbapenem-Resistant Enterobacteriaceae (CRE) infections
Clear Path to Market	Single Phase 3 trial required for U.S. approval ➢ EPIC cUTI/AP LPI anticipated 2016, top-line data accelerated to Q1 2017, NDA expected 2H 2017
Significant Commercial Opportunity	Large and growing patient population with high unmet need, strong physician interest, value-based pricing potential
Exciting Discovery Programs	Targeting drug resistant gram-negative bacterial infections
Leveraging Non-dilutive Funding	$104 million BARDA contract to develop plazomicin

ACHAOGEN